UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2011

ECOTALITY, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3720
San Francisco, CA	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 992-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

 On August 30, 2011, the Board of Directors (the “Board”) of ECOtality, Inc. (the “Company” “we” “us” or “our”) approved an amendment and restatement of the Company’s Bylaws (the “Amended Bylaws”).  The changes to the Company’s current Bylaws (the “Original Bylaws”) are summarized below.

Meetings of the Board.  The Amended Bylaws clarify the procedures for calling, conducting, and providing notice for meetings of the Board.

Board Committees.  The Amended Bylaws provide that committees of the Board may be composed of one or more directors, as opposed to two or more directors under the Original Bylaws.

Meetings of the Stockholders.  The Amended Bylaws provide that the annual meeting of stockholders may be held at the date, place and time determined by the Board.  The Original Bylaws stated that the annual meeting must be held in April of every year.  The Original Bylaws were also amended to provide that special meetings of the stockholders may be called only by the Board, the Chairman of the Board, the President, a Vice President or the Secretary.  The Original Bylaws allowed stockholders holding at least 10% of the voting power of the Company to call a special meeting.

Stockholder Voting.  The Amended Bylaws remove the ability of stockholders to cumulate their votes in elections for directors.  The Amended Bylaws also provide that the record date for determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution may be fixed no more than sixty (60) days nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any other action.

Advance Notice of Stockholder Nominations and Proposals.  In order for a stockholder to properly bring a director nominee or any other business before an annual meeting of stockholders, or to propose a director nominee for purposes of a special meeting of stockholders, the stockholder must provide the Company timely notice thereof (including, in the case of director nominations, certain information regarding the nominee and the proposing stockholder).

The foregoing is intended to be only a summary, does not purport to be a complete description of the Amended Bylaws, and is qualified in its entirety by reference to the Company’s Second Amended and Restated Bylaws attached as Exhibit 3.1 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

3.1 Amended and Restated Bylaws of Ecotality, Inc. as of August 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Company)

Signature	Title	Date

/s/ Jonathan R. Read	President and CEO	September 2, 2011
Jonathan R. Read

/s/ H. Ravi Brar	Chief Financial Officer	September 2, 2011
H. Ravi Brar